United States
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                      AMERICAN POWER CONVERSION CORPORATION
              (Exact name of registration as specified in charter)



       Date of Report  (Date of earliest event reported):  August 14, 2002


              Massachusetts          1-12432            04-2722013
            (State or other       (Commission         (IRS Employer
             jurisdiction of      File Number)      Identification No.)
             incorporation)


             132 Fairgrounds Road, West Kingston, Rhode Island 02892
             (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code:  401-789-5735


                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.


Exhibit 99.1 Statement Under Oath of Rodger B. Dowdell, Jr., Chief Executive Officer, Regarding Facts and
                    Circumstances Relating to Exchange Act Filings

Exhibit 99.2        Statement Under Oath of Donald M. Muir,
                    Chief Financial Officer, Regarding Facts and
                    Circumstances Relating to Exchange Act Filings


Item 9.  Regulation FD Disclosure

On August 14, 2002, the Registrant submitted Statements Under Oath of its Principal Executive Officer and Principal Financial Officer to the Securities and Exchange Commission (the "Commission"), in accordance with the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460). The Sworn Statements are attached hereto as Exhibits 99.1 and 99.2, respectively.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              AMERICAN POWER CONVERSION CORPORATION


Dated:  August 14, 2002       By: /s/ Donald M. Muir
                                  Donald M. Muir, Chief Financial Officer

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
                                                                    EXHIBIT 99.1


Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Rodger B. Dowdell, Jr., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of American Power Conversion Corporation, and, except as corrected or supplemented in a subsequent covered report:

   - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the American Power Conversion Corporation audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

   - Annual Report on Form 10-K for the year ended December 31, 2001 of American Power Conversion Corporation filed with the Commission;

   - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Power Conversion Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

   - any amendments to any of the foregoing.


/s/ Rodger B. Dowdell, Jr.
_____________________________
Rodger B. Dowdell, Jr.
Chairman, President and Chief Executive Officer
August 14, 2002

                                          Subscribed and sworn before
                                          me this 14th day August 2002.

                                          /s/ Jeffrey J. Giguere
                                          _______________________
                                          Notary Public
                                          My Commission Expires: 9/17/02

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
                                                                    EXHIBIT 99.2


Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Donald M. Muir, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of American Power Conversion Corporation, and, except as corrected or supplemented in a subsequent covered report:

   - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

   - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the American Power Conversion Corporation audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

   - Annual Report on Form 10-K for the year ended December 31, 2001 of American Power Conversion Corporation filed with the Commission;

   - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of American Power Conversion Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

   - any amendments to any of the foregoing.


/s/ Donald M. Muir
_____________________________
Donald M. Muir
Senior Vice President, Finance and Administration,
Treasurer and Chief Financial Officer
August 14, 2002

                                          Subscribed and sworn before
                                          me this 14th day August 2002.

                                          /s/ Jeffrey J. Giguere
                                          _______________________
                                          Notary Public
                                          My Commission Expires: 9/17/02

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